Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Treasury Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 24, 2003                               /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Government Securities
                                                Portfolio, Treasury Portfolio,
                                                a series of Investors Cash
                                                Trust



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                                             Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Treasury Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 24, 2003                            /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Government Securities
                                             Portfolio, Treasury Portfolio,
                                             a series of Investors Cash
                                             Trust